Supplement dated December 4, 2009
to the
Brazos Mutual Funds
Prospectus and Statement of Additional Information
dated March 30, 2009, as supplemented on August 12, 2009

This supplement makes the following amendments to disclosures in the Prospectus and Statement of Additional Information (“SAI”) dated March 30, 2009, as supplemented on August 12, 2009.

New Advisory Arrangements

On September 5, 2009, American International Group, Inc. (“AIG”) entered into an agreement to sell a portion of its investment advisory and asset management business (the “Transaction”) to Bridge Partners, L.P. (“Bridge Partners”), a Cayman Islands exempted limited partnership formed by Pacific Century Group, a Hong Kong-based private investment firm.  The entities being sold include AIG's existing investment adviser companies that manage investments of institutional and retail clients across a variety of strategies, including private equity, hedge funds of funds, listed equity and certain fixed income investment management businesses, including AIG Global Investment Corp. (“AIG Investments”) and its subsidiary, Brazos Capital Management, L.P. (“BCM”), the investment adviser to Brazos Mutual Funds (the “Trust”).  Prior to the closing of the Transaction, AIG Investments will be merged with and into PineBridge Investments, LLC (“PineBridge”) a Delaware limited liability company.  As part of the Transaction, AIG will cause the indirect transfer of PineBridge to Bridge Partners.  PineBridge, as successor to AIG Investments, will remain a registered investment adviser pursuant to the Investment Advisers Act of 1940.  The Transaction is expected to close in December 2009, and is subject to the receipt of the requisite regulatory approvals and the satisfaction of other conditions to closing.   At the time of the Closing, the Trust will be renamed PineBridge Mutual Funds.

On November 16, 2009, the Trust’s Board of Trustees voted to terminate the Trust’s investment advisory agreements with BCM on behalf of the Trust’s Portfolios effective on a date designated by the Trust’s officers prior to the closing.  The Board also approved: (1) a new investment advisory agreement with PineBridge with respect to each Portfolio (“New Agreement”), subject to shareholder approval; and (2) an interim investment advisory agreement with PineBridge with respect to each Portfolio (“Interim Agreement”) to ensure that the Portfolios receive ongoing advisory services pending shareholder approval of the New Agreement.  The Interim Agreement will remain in effect for each Portfolio until the earlier of 150 days from the effective date of the Interim Agreement or the date that the Portfolio’s shareholders approve the New Agreement.

The New Agreement will be submitted to the shareholders of each Portfolio for approval at a special meeting that is expected to be held on or about March 3, 2010.

Growth Portfolio Restructuring

On November 16, 2009, the Board of Trustees also approved the restructuring of the Brazos Growth Portfolio (the “Growth Portfolio”).  The proposed restructuring includes changing:  (1) the name of the Portfolio to the PineBridge U.S. Focus Equity Portfolio; (2) the Portfolio’s  investment strategy such that it will invest, under normal market conditions, at least 80% of its net assets in a portfolio of equity securities and equity-related securities of up to 25 U.S. companies (the Portfolio’s strategy currently requires it to invest primarily in equity securities of growth companies including, for example, common stock and securities convertible into common stock); and (3) the Portfolio’s classification under the Investment Company Act of 1940 from diversified to non-diversified.

The changes to the Growth Portfolio’s name and investment strategy do not require shareholder approval.  It is expected that these changes will become effective on March 31, 2010.  The proposed change in the Portfolio’s classification from diversified to non-diversified will be submitted to the Growth Portfolio’s shareholders for approval at the special meeting.

More information regarding the New Agreement and the proposed change in the Growth Portfolio’s diversification classification will be provided to shareholders in proxy solicitation materials that are expected to be mailed in mid-January 2010.

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Please retain this supplement for future reference.